Debt	12 Months Ended
Dec. 31, 2011
Debt Disclosure [Abstract]
Debt
Debt

Short-term borrowings were as follows:

	December 31,
	2011	2010
Commercial paper	$100	$300
Current maturities of long-term debt	1,445	1,070
Total Short-term Debt	$1,545	$1,370

The weighted-average interest rate for commercial paper at December 31, 2011, including issuance costs, was 0.71 percent and had maturities ranging from 3 to 48 days.

We classify our debt based on the contractual maturity dates of the underlying debt instruments or as of the earliest put date available to the debt holders. We defer costs associated with debt issuance over the applicable term, or to the first put date in the case of convertible debt or debt with a put feature. These costs are amortized as interest expense in our Consolidated Statements of Income.

Long-term debt was as follows:

	December 31,
	Weighted Average Interest Rates at December 31, 2011(2)	2011	2010
Xerox Corporation
Notes due 2011	—%	$—	$1
Senior Notes due 2011	—%	—	750
Senior Notes due 2012	5.59%	1,100	1,100
Senior Notes due 2013	5.65%	400	400
Convertible Notes due 2014	9.00%	19	19
Senior Notes due 2014	8.25%	750	750
Floating Rate Notes due 2014	1.28%	300	—
Senior Notes due 2015	4.29%	1,000	1,000
Notes due 2016	7.20%	250	250
Senior Notes due 2016	6.48%	700	700
Senior Notes due 2017	6.83%	500	500
Notes due 2018	0.57%	1	—
Senior Notes due 2018	6.37%	1,000	1,000
Senior Notes due 2019	5.66%	650	650
Senior Notes due 2021	4.59%	700	—
Zero Coupon Notes due 2023	5.71%	301	283
Senior Notes due 2039	6.78%	350	350
Subtotal - Xerox Corporation		$8,021	$7,753
Subsidiary Companies
Senior Notes due 2015	4.25%	250	250
Borrowings secured by other assets	5.59%	76	75
Other	2.14%	3	2
Subtotal-Subsidiary Companies		$329	$327
Principal Debt Balance		8,350	8,080
Unamortized discount		(7)	(1)
Fair value adjustments(1)		190	228
Less: current maturities		(1,445)	(1,070)
Total Long-term Debt		$7,088	$7,237

(1)
Fair value adjustments represent changes in the fair value of hedged debt obligations attributable to movements in benchmark interest rates. Hedge accounting requires hedged debt instruments to be reported at an amount equal to the sum of their carrying value (principal value plus/minus premiums/discounts) and any fair value adjustment.

(2)	Represents weighted average effective interest rate which includes the effect of discounts and premiums on issued debt.

Scheduled principal payments due on our long-term debt for the next five years and thereafter are as follows:

2012	2013	2014	2015	2016	Thereafter	Total
1,445	$425	$1,078	$1,252	$951	$3,199	$8,350

(1)
Quarterly total debt maturities for 2012 are $12, $1,114, $310 and $9 for the first, second, third and fourth quarters, respectively. 2012 maturities also includes our puttable 5.71% Zero Coupon Notes due 2023, In February 2012, we completed an exchange of the 5.71% Zero Coupon Notes due 2023 for approximately $363 of our 4.50% Senior Notes due 2021. Refer to Note 21 - Subsequent Events for additional information regarding this debt exchange.

Commercial Paper
In 2010, we initiated a commercial paper (“CP”) program in the U.S. Aggregate CP and Credit Facility borrowings may not exceed $2.0. billion outstanding at any time. Under the company's current private placement CP program, we may issue CP up to a maximum amount of $2.0 billion outstanding at any time. The maturities of the CP Notes will vary, but may not exceed 390 days from the date of issue. The CP Notes are sold at a discount from par or, alternatively, sold at par and bear interest at market rates. At December 31, 2011, we had $100 par value CP Notes outstanding.

Credit Facility
In 2011, we refinanced our $2.0 billion unsecured revolving Credit Facility that was executed in 2007 (the "2007 Credit Facility"). The new $2.0 billion Credit Facility is a five year commitment maturing in 2016 with a group of lenders. A majority of the lenders that participated in the 2007 Credit Facility are participating in the new Credit Facility. The new Credit Facility contains a $300 letter of credit sub-facility, and also includes an accordion feature that would allow us to increase (from time to time, with willing lenders) the overall size of the facility up to an aggregate amount not to exceed $2.75 billion. We have the right to request a one year extension on each of the first and second anniversary dates.

We deferred $7 of debt issuance costs in connection with this refinancing, which includes approximately $2 of unamortized deferred debt issue costs associated with those Lenders from the 2007 Credit Facility that elected to participate in the new Credit Facility. The write-off of debt issuance costs associated with those Lenders that did not elect to participate in the new Credit Facility was not material.

The Credit Facility provides a backstop to our $2.0 billion commercial paper program. Proceeds from any borrowings under the Credit Facility can be used to provide working capital for the Company and its subsidiaries and for general corporate purposes.

At December 31, 2011 we had no outstanding borrowings or letters of credit under the Credit Facility.

The Credit Facility is available, without sublimit, to certain of our qualifying subsidiaries. Our obligations under the Credit Facility are unsecured and are not currently guaranteed by any of our subsidiaries. Any domestic subsidiary that guarantees more than $100 of Xerox Corporation debt must also guaranty our obligations under the Credit Facility. In the event that any of our subsidiaries borrows under the Credit Facility, its borrowings thereunder would be guaranteed by us.

Borrowings under the Credit Facility bear interest at our choice, at either (a) a Base Rate as defined in our Credit Facility agreement, plus an all-in spread that varies between 0.10% and 0.75% depending on our credit rating at the time of borrowing, or (b) LIBOR plus an all-in spread that varies between 1.00% and 1.75% depending on our credit rating at the time of borrowing. Based on our credit rating as of December 31, 2011, the applicable all-in spreads for the Base Rate and LIBOR borrowing were 0.375% and 1.375%, respectively.

The Credit Facility contains various conditions to borrowing and affirmative, negative and financial maintenance covenants. Certain of the more significant covenants are summarized below:

(a)	Maximum leverage ratio (a quarterly test that is calculated as principal debt divided by consolidated EBITDA, as defined) of 3.75x.

(b)	Minimum interest coverage ratio (a quarterly test that is calculated as consolidated EBITDA divided by consolidated interest expense) may not be less than 3.00x.

(c)
Limitations on (i) liens of Xerox and certain of our subsidiaries securing debt, (ii) certain fundamental changes to corporate structure, (iii) changes in nature of business and (iv) limitations on debt incurred by certain subsidiaries.

The Credit Facility also contains various events of default, the occurrence of which could result in termination of the lenders' commitments to lend and the acceleration of all our obligations under the Credit Facility. These events of default include, without limitation: (i) payment defaults, (ii) breaches of covenants under the Credit Facility (certain of which breaches do not have any grace period), (iii) cross-defaults and acceleration to certain of our other obligations and (iv) a change of control of Xerox.

Capital Market Activity

Current Year

Senior Notes: In May 2011, we issued $300 of Floating Rate Senior Notes due 2014 (the “2014 Floating Rate Notes”) and $700 of 4.50% Senior Notes due 2021 (the “2021 Senior Notes”). The 2014 Floating Rate Notes were issued at par and the 2021 Senior Notes were issued at 99.246% of par, resulting in aggregate net proceeds for both notes of approximately $995. The 2014 Floating Rate Notes accrue interest at a rate per annum, reset quarterly, equal to three-month LIBOR plus 0.820% payable quarterly. The 2021 Senior Notes accrue interest at a rate of 4.50% per annum payable semi-annually. As a result of the discount, they have a weighted average effective interest rate of 4.595%. Proceeds from the offering were used to redeem the $650 Trust I 8% Preferred Securities mentioned below and for general corporate purposes. In conjunction with the issuance of these Senior Notes, debt issuance costs of $7 were deferred.
Xerox Capital Trust I: In May 2011, Xerox Capital Trust I (“Trust I”), our wholly-owned subsidiary, redeemed its 8% Preferred Securities due in 2027 of $650. The redemption resulted in a pre-tax loss of $33 ($20 after-tax), representing the call premium of approximately $10 as well as the write-off of unamortized debt costs and other liability carrying value adjustments of approximately $23.

Interest
Interest paid on our short-term debt, long-term debt and liability to subsidiary trust issuing preferred securities amounted to $538, $586 and $531 for the years ended December 31, 2011, 2010 and 2009, respectively.

Interest expense and interest income was as follows:

	Year Ended December 31,
	2011	2010	2009
Interest expense(1)	$478	$592	$527
Interest income(2)	653	679	734

(1)	Includes Equipment financing interest expense, as well as non-financing interest expense included in Other expenses, net in the Consolidated Statements of Income.

(2)	Includes Finance income, as well as other interest income that is included in Other expenses, net in the Consolidated Statements of Income.
Equipment financing interest is determined based on an estimated cost of funds, applied against the estimated level of debt required to support our net finance receivables. The estimated cost of funds is based on our overall corporate cost of borrowing adjusted to reflect a rate that would be paid by a typical BBB rated leasing company. The estimated level of debt is based on an assumed 7 to 1 leverage ratio of debt/equity as compared to our average finance receivable balance during the applicable period.

Net (payments) proceeds on debt as shown on the Consolidated Statements of Cash Flows was as follows:

	Year Ended December 31,
	2011	2010	2009
Net proceeds (payments) on short-term debt	$(200)	$300	$(61)
Net payments on Credit Facility	—	—	(246)
Net proceeds from issuance of long-term debt	1,000	—	2,725
Net payments on long-term debt	(751)	(3,357)	(1,495)
Net (Payments) Proceeds on Other Debt	$49	$(3,057)	$923